                                                                   Exhibit 10.35

                           SUBSIDIARY PLEDGE AGREEMENT
                           ---------------------------

         THIS PLEDGE AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this "Pledge Agreement"), dated as of November 21, 2000, made by ATLANTIC GUEST, INC., a Delaware corporation, KCLLC HOLDINGS, INC., a Delaware corporation, and ACME ELECTRIC CORPORATION, a New York Corporation (each, a "Pledgor", and collectively, the "Pledgors"), in favor of FIRST UNION NATIONAL BANK, as agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (such capitalized terms and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I).


                              W I T N E S S E T H:
                              -------------------

         WHEREAS, pursuant to the Credit and Guaranty Agreement, dated as of September 29, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Key Components, LLC (the "Borrower"), certain of its Subsidiaries and its equity holders, as Guarantors, the various financial institutions and other Persons as are or may become parties thereto, as lenders (the "Lenders"), the Administrative Agent, Societe Generale, as Syndication Agent for the Lenders, and First Union Securities, Inc. and SG Cowen Securities Corporation, as Co-Arrangers, the Lenders have extended Commitments to make Credit Extensions to the Borrower;

         WHEREAS, as a condition precedent to the making of the initial Credit Extension under the Credit Agreement and to the execution and delivery of any Rate Protection Agreement, each Pledgor is required to execute and deliver this Pledge Agreement;

         WHEREAS, each Pledgor is a Subsidiary of the Borrower;

         WHEREAS, each Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

         WHEREAS, it is in the best interests of each Pledgor to execute this Pledge Agreement inasmuch as each Pledgor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders pursuant to the Credit Agreement and pursuant to Rate Protection Agreements;

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, and to enter into Rate Protection Agreements with the Borrower, each Pledgor agrees with the Administrative Agent, for the benefit of each Lender Party, as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION I.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Collateral" is defined in Section 2.1.

         "Control Agreement" means an agreement in form and substance satisfactory to the Administrative Agent which provides for the Administrative Agent to have "control" (as defined in Section 8-106 of the UCC, as such term relates to Investment property (other than certificated securities or commodities contracts), or as used in Section 9-115(e) of the UCC, as such term relates to commodity contracts).

         "Credit Agreement" is defined in the first recital.

         "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers and consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests or other shares of capital stock constituting Collateral, but shall not include Dividends.

         "Dividends" means cash dividends and cash distributions with respect to any Pledged Interests or other Pledged Property made in the ordinary course of business or otherwise permitted under the Credit Agreement.

         "Investment property" is defined in Section 9-115 of the UCC.

         "Lender" and "Lenders" are defined in the first recital.

         "Lender Party" means, as the context may require, any Lender and/or the Administrative Agent and/or each party to a Rate Protection Agreement (other than the Borrower) and each of their respective successors and permitted transferees and assigns.

         "Pledge Agreement" is defined in the preamble.

         "Pledged Interest Issuers" means each Person identified in Attachment 1 hereto as the issuer of the Pledged Interests identified opposite the name of such Person and each Person whose ownership, equity or other similar interests, including shares of capital stock, limited liability company interests and general and limited partnership interests, are required to be pledged hereunder and under the Credit Agreement from time to time.

         "Pledged Interests" means all ownership, equity or other similar interests, including shares of capital stock, limited liability company interests and general and limited partnership interests, of any Pledged Interest Issuer which are required to be delivered by any Pledgor to the Administrative Agent as Pledged Property hereunder.

         "Pledged Property" means all Pledged Interests, all intercompany notes in which any of the Pledgors has an interest (including the right to receive payment of principal and accrued interest on such notes and all other rights of a payee under such notes), and all other instruments and securities, in each case which are now being delivered or required to be delivered by any Pledgor to the Administrative Agent or may from time to time hereafter be delivered or be required to be delivered by any Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

         "Pledgor" and "Pledgors" are defined in the preamble.

         "Secured Obligations" is defined in Section 2.2.

         "Stock Collateral" is defined in clause (a) of Section 2.1.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York.

         SECTION I.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION I.3. UCC Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                     PLEDGE

         SECTION II.1. Grant of Security Interest. Each Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in, all of such Pledgor's right, title and interest in, to and under the following property, whether now or hereafter existing or acquired by such Pledgor (the "Collateral"):

                  (a) all Investment property in which such Pledgor has an interest, including all Pledged Interests of each Pledged Interest Issuer identified in Attachment 1 hereto, issued from time to time (the "Stock Collateral");

                  (b) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Agreement;

                  (c) all right, title and interest of such Pledgor, whether now existing or hereafter arising or acquired, in, to and under any partnership, joint venture, limited liability company operating and/or similar agreement which governs the rights and obligations of the holders of ownership, equity or similar interests in a Pledged Interest Issuer;

                  (d) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

                  (e) all proceeds of and from any of the foregoing.

         SECTION II.2. Security for Obligations. This Pledge Agreement secures the payment in full of all amounts payable by the Borrower, each Pledgor and each other Obligor under or in connection with the Credit Agreement, the Notes, each Rate Protection Agreement and each other Loan Document (including this Pledge Agreement), whether for principal, interest (including interest accruing during, or which would have accrued but for, the pendency of any bankruptcy or similar proceeding), costs, fees, expenses, indemnities or otherwise and whether now or hereafter existing (all of such obligations being the "Secured Obligations").


         SECTION II.3. Delivery and Transfer of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Interests, shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in suitable form for delivery, and shall be accompanied by all necessary undated instruments of transfer or assignment, duly executed in blank or, if any securities pledged pursuant to this Agreement are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the security interests in such uncertificated securities have been transferred to and perfected by the Administrative Agent for the benefit of the Lenders in accordance with the UCC.

         SECTION II.4. Dividends on Pledged Interests. In the event that any Dividend is to be paid to any Pledgor on any Pledged Interests, such Dividend may be paid directly to such Pledgor. If any Default of the nature set forth in
Section 8.1.9 of the Credit Agreement or Event of Default has occurred and is continuing, then any such Dividend shall be paid directly to the Administrative Agent other than as permitted by clause (a)(i)(A) of Section 7.2.6 of the Credit Agreement.

         SECTION II.5. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

                  (a) remain in full force and effect until payment in full in cash of all Secured Obligations and the expiration or termination of all Commitments,

                  (b) be binding upon each Pledgor and its successors, transferees and assigns, provided that none of the Pledgors shall assign any of its rights or obligations under this Agreement without the consent of all the Lenders, and

                  (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Lender Party.


Without limiting the foregoing clause (c), any Lender may, to the extent permitted under the Credit Agreement, assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it, to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 11.11 and Article X of the Credit Agreement. Upon the payment in full in cash of all Secured Obligations and the expiration or termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgors. Upon any such termination or release, the Administrative Agent will, at the Pledgors' joint and several expense, deliver to such Pledgor, without any representations, warranties or recourse of any kind whatsoever, (i) in the case of such termination, all certificates and instruments representing or evidencing all Pledged Interests, together with all other Collateral held by the Administrative Agent hereunder, and (ii) in the case of any such release, all Collateral held by the Administrative Agent for which the security interest granted hereunder is so released, and in each case, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination or release.

         SECTION II.6. Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Pledgor hereunder, shall, to the fullest extent permitted by applicable law, be absolute and unconditional, irrespective of

                  (a) any lack of validity or enforceability of the Credit Agreement, any Note, any Rate Protection Agreement or any other Loan Document,

                  (b) the failure of any Lender Party or any holder of any Note

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against the Borrower, any Pledgor or any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any Rate Protection Agreement, any other Loan Document or otherwise, or

                           (ii) to exercise any right or remedy against any
                  other guarantor of, or collateral securing, any Secured Obligation of the Borrower, any Pledgor or any other Obligor,

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Obligation of the Borrower, any Pledgor or any other Obligor,

                  (d) any reduction, limitation, impairment or termination of any Secured Obligation of the Borrower, any Pledgor or any other Obligor for any reason (other than the repayment in full of all Secured Obligations), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation of the Borrower, any Pledgor or any other Obligor or otherwise,

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note, any Rate Protection Agreement or any other Loan Document,

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

                  (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any Pledgor, any other Obligor, any surety or any guarantor.

         SECTION II.7. Postponement of Subrogation, etc. None of the Pledgors will exercise any rights which it may acquire by way of rights of subrogation under this Pledge Agreement or otherwise, until the prior payment, in full and in cash, of all Secured Obligations. Any amount paid to any Pledgor on account of any such subrogation rights prior to the payment in full of all Secured Obligations shall be held in trust for the benefit of the Lender Parties and each holder of a Note and shall immediately be paid to the Administrative Agent and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

                  (a) any Pledgor has made payment to the Lender Parties and each holder of a Note of all or any part of the Secured Obligations, and

                  (b) all Secured Obligations have been paid in full and all Commitments have been permanently terminated,

each Lender Party and each holder of a Note agrees that, at such Pledgor's request, the Administrative Agent, on behalf of the Lender Parties and the holders of the Notes, will execute and deliver to such Pledgor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Pledgor of an interest in the Secured Obligations resulting from such payment by such Pledgor. In furtherance of the foregoing, for so long as any Secured Obligations or Commitments remain outstanding, each Pledgor shall refrain from taking any action or commencing any proceeding against the Borrower or the other Guarantors (or their respective successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of proceeds of any Collateral received by any Lender Party or any holder of a Note.

         SECTION II.8. Pledgor Remains Liable. Anything herein to the contrary notwithstanding

                  (a) each Pledgor will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Pledge Agreement had not been executed;

                  (b) the exercise by the Administrative Agent of any of its rights hereunder will not release any Pledgor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

                  (c) neither the Administrative Agent nor any other Lender Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Pledge Agreement, nor will the Administrative Agent or any other Lender Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION III.1. Warranties, etc. Each Pledgor represents and warrants unto each Lender Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Interests) by such Pledgor to the Administrative Agent of any Collateral, as set forth in this Article.

         SECTION 3.1.1. Incorporation of Credit Agreement Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement are hereby confirmed and restated, insofar as the representations and warranties contained therein by their terms are applicable to any Pledgor or its properties or assets, each such representation and warranty (insofar as applicable as aforesaid), together with all related definitions and ancillary provisions, being hereby incorporated into this Pledge Agreement by reference as though specifically set forth in this Section.

         SECTION 3.1.2. Ownership, No Liens, etc. Each Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) the Collateral, free and clear of all Liens, except any lien or security interest granted pursuant hereto in favor of the Administrative Agent and any other Liens permitted under the Credit Agreement. No effective financing statement or other filing similar in effect covering any Collateral is on file in any recording office, except those filed in favor of the Administrative Agent relating to this Pledge Agreement.


         SECTION 3.1.3. Valid Security Interest. This Pledge Agreement creates a valid security interest in the Collateral securing the payment of the Secured Obligations. Each Pledgor has filed or caused to be filed all statements in the appropriate offices therefor (or has executed and delivered to the Administrative Agent originals thereof suitable for filing in such offices) and has taken all of the actions necessary to create perfected and first-priority security interests in the applicable Collateral, including (a) in the case of Stock Collateral, delivery of such Collateral to the Administrative Agent, duly endorsed in blank; and (b) in the case of Collateral comprised of uncertificated securities and other Investment property (other than certificated securities), causing the Administrative Agent to have "control" as such term relates to Investment property (other than certificated securities of such Collateral).

         SECTION 3.1.4. As to Pledged Interests. With respect to any Pledged Interest Issuer that is

                  (a) a corporation, business trust, joint stock company or similar Person, all Pledged Interests issued by such Issuer are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate (other than securities which are uncertificated and for which a legal, valid and binding Control Agreement has been delivered pursuant to Section 4.5); and

                  (b) a partnership or limited liability company, all Capital Securities issued by such Issuer provide that such Capital Securities are a security governed by Article 8 of the UCC.

The percentage of the issued and outstanding Capital Securities of each Pledged Interest Issuer pledged by any Pledgor hereunder are as set forth on Schedule I attached hereto. Each Pledgor has no direct Subsidiaries other than the Pledged Interest Issuers.

         SECTION 3.1.5. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required (other than UCC filings) either

                  (a) for the pledge by each Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by such Pledgor, or

                  (b) for the perfection or exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to the Pledged Interests, as may be required in connection with a disposition of such Pledged Interests by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

         SECTION 3.1.6. Compliance with Contracts, Laws, etc. Each Pledgor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), contracts to which it is a party, rules, regulations and orders of every governmental authority, the non-compliance with which might reasonably be expected to materially adversely affect the condition (financial or otherwise), operations, business, assets or liabilities of such Pledgor and its Subsidiaries (taken as a whole) or the value of the Collateral or the worth of the Collateral as collateral security.

         SECTION 3.1.7. As to Intercompany Notes. All intercompany notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and no payee thereunder is in default. No maker has any defense or counterclaim to payment in connection with any of said intercompany notes.

         SECTION 3.1.8. Location, Records, etc. The place(s) of business and the office(s) where each Pledgor keeps its records concerning Capital Securities that are not securities are set forth on Item B of Schedule I hereto. None of the Pledgors has been known by any legal name different from the one set forth on the signature page hereto.


                                   ARTICLE IV

                                    COVENANTS

         SECTION IV.1. Protect Collateral; Further Assurances, etc. None of the Pledgors will sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder), except for a Permitted Disposition thereof complying with the terms and conditions of
Section 7.2.11 of the Credit Agreement. In the event of a Permitted Disposition of Collateral hereunder which is effected by any Pledgor in compliance with the terms of the Credit Agreement, the Administrative Agent shall release its lien and security interest in respect of the Collateral so disposed of upon request therefor made by such Pledgor. Each Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Each Pledgor agrees that at any time, and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor will
(a) from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to such Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence and during the continuance of any Event of Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Administrative Agent, all in form and substance satisfactory to the Administrative Agent; (b) execute and file (or cause to be filed) such financing statements or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or that the Administrative Agent may request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby; (c) not enter into any agreement amending, supplementing, or waiving any provision of any intercompany note (including any underlying instrument pursuant to which such intercompany note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof; (d) not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any intercompany note or other instrument constituting Collateral; and (e) furnish to the Administrative Agent, from time to time at the request of the Administrative Agent, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail. With respect to the foregoing and the grant of the security interest hereunder, each Pledgor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law. None of the Pledgors will permit any Pledged Interest Issuer to issue any capital stock or other ownership interests unless the same is immediately delivered in pledge to the Administrative Agent hereunder.

         SECTION IV.2. Stock Powers, etc. Each Pledgor agrees that all Pledged Interests (and all other shares of capital stock, partnership interests and other ownership interests constituting Collateral) delivered by such Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. Each Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence and during the continuation of any Event of Default, promptly transfer any Pledged Interests or other shares of common stock or other ownership interests constituting Collateral into the name of any nominee designated by the Administrative Agent.

         SECTION IV.3. Continuous Pledge. Subject to Section 2.4, each Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Interests and all other shares of capital stock constituting Collateral, all Dividends (other than Dividends actually paid in cash in accordance with the terms of the Credit Agreement) and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to such Pledgor in respect of any Collateral.

         SECTION IV.4.  Voting Rights; Dividends, etc.  Each Pledgor agrees:

                  (a) after any Default of the nature set forth in Section 8.1.9 of the Credit Agreement or Event of Default shall have occurred and be continuing, promptly upon receipt thereof by such Pledgor and without any request therefor by the Administrative Agent, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, all Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral (in each case other than as permitted by clauses (a) and (b) of Section 7.2.6 of the Credit Agreement), all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with Sections 6.3 and 6.4; and

                  (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified such Pledgor of the Administrative Agent's intention to exercise its voting power under this Section 4.4(b)

                           (i) the Administrative Agent may exercise (to the
                  exclusion of such Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Interests or other shares of capital stock or other ownership interests constituting Collateral and such Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Interests and such other Collateral; and

                           (ii) promptly to deliver to the Administrative Agent
                  such additional proxies and other documents as may be reasonably necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by each Pledgor but which such Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Pledgor separate and apart from its other property in trust for the Administrative Agent for the benefit of the Lenders. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 4.4(b), each Pledgor shall have the exclusive voting power with respect to any shares of capital stock or other ownership interests (including any of the Pledged Interests) constituting Collateral and the Administrative Agent shall, upon the written request of such Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Pledgor which are necessary to allow such Pledgor to exercise voting power with respect to any such share of capital stock or other ownership interests (including any of the Pledged Interests) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Pledgor that would materially impair any Collateral or be materially inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

         SECTION IV.5. Capital Securities of Subsidiaries. Each Pledgor will cause each Pledged Interest Issuer:

                  (a) to provide in its Organic Documents that all securities issued by such Issuer will be represented by a certificate; and

                  (b) that is a partnership or limited liability company, to provide in its Organic Documents that all Capital Securities issued by such Subsidiary will expressly provide that such Capital Securities are securities governed by Article 8 of the UCC.

         SECTION IV.6. Investment Property (other than Certificated Securities). With respect to any Investment property (other than certificated securities) owned by each Pledgor, such Pledgor will cause a Control Agreement relating to such Investment property to be executed and delivered by such Pledgor and the applicable financial intermediary in favor of the Administrative Agent or, if any securities pledged by such Pledgor pursuant to this Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that such Pledgor has taken all actions reasonably requested by the Administrative Agent to provide for the transfer to, and perfection by, the Administrative Agent of the security interests in such uncertificated securities for the benefit of the Lender Parties in accordance with the UCC.


                                    ARTICLE V

                                    THE AGENT

         SECTION V.1. Administrative Agent Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints the Administrative Agent such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

                  (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral, and to perform the affirmative obligations of such Pledgor hereunder (including Section 4.1).


Each Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION V.2. Administrative Agent May Perform. If any of the Pledgors fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Pledgor pursuant to Section 6.4.

         SECTION V.3. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

                  (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

                  (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION V.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as any of the Pledgors reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

         SECTION VI.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery (without assumption of any credit risk), and upon such other terms as the Administrative Agent may deem commercially reasonable in accordance with applicable laws. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b)  The Administrative Agent may

                           (i) transfer all or any part of the Collateral into
                  the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                           (ii) notify the parties obligated on any of the
                  Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                           (iii) enforce collection of any of the Collateral by
                  suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (iv) endorse any checks, drafts, or other writings in
                  the appropriate Pledgor's name to allow collection of the Collateral,

                           (v) take control of any proceeds of the Collateral,
                  and

                           (vi) execute (in the name, place and stead of any
                  Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         SECTION VI.2. Compliance with Restrictions (including Securities Laws). Each Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchaser have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and such Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent or any other Lender Party be liable or accountable to such Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION VI.3. Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held, to the extent permitted under applicable law, by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Administrative Agent pursuant to Sections 11.3 and 11.4 of the Credit Agreement and Section 6.4 below) in whole or in part by the Administrative Agent against, all or any part of the Secured Obligations in the following order:

                  (a) first, to payment of the expenses of such sale or other realization including reasonable compensation to the Administrative Agent and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Administrative Agent in connection therewith, and any other unreimbursed expenses for which the Administrative Agent is to be reimbursed pursuant to Sections 11.3 and
         11.4 of the Credit Agreement or Section 6.4 hereof and unpaid fees owing to the Administrative Agent under the Credit Agreement;

                  (b) second, to the ratable payment of accrued but unpaid interest on the Loans;

                  (c) third, to the ratable (i) payment of unpaid principal of the Loans under the Credit Agreement, (ii) reduction of "credit exposure" under Rate Protection Agreements ("credit exposure" being determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements), and (iii) cash collateralization of Letter of Credit Outstandings;

                  (d) fourth, to the ratable payment of all other amounts payable by the Obligors under the Credit Agreement; and


                  (e) fifth, to the ratable payment of all other Secured Obligations owing under any Loan Document, and then to be held as additional collateral security until the Termination Date, until all Secured Obligations shall have been paid in full.

The Administrative Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Secured Obligations, and the termination of all Commitments, shall be paid over to a Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION VI.4. Indemnity and Expenses. The Pledgors hereby jointly and severally indemnify and hold harmless the Administrative Agent and the other Lender Parties from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, the Pledgors will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent or, in the case of clause (c) below, any other Lender Party may incur in connection with:

                  (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

                  (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

                  (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

                  (d) the failure by any of the Pledgors to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION VII.1. Loan Document; Counterparts. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof. This Pledge Agreement may be executed by the parties hereto in several counterparts.

         SECTION VII.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by any of the Pledgors herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (acting with the requisite consent of the Lenders as provided in the Credit Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

         SECTION VII.3. Protection of Collateral. The Administrative Agent may from time to time, at its option and at the expense of each Pledgor, perform any act which such Pledgor agrees hereunder to perform and which such Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein for the benefit of the Lender Parties.

         SECTION VII.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile transmission and, if to any of the Pledgors, at the address of such Pledgor provided for in the Credit Agreement and, if to the Administrative Agent, at its address set forth in the Credit Agreement, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications, if mailed and properly addressed with postage prepaid, shall be deemed given three Business Days after posting; any notice sent by prepaid overnight express mail shall be deemed delivered on the next following Business Day; and any notice transmitted by facsimile shall be deemed given upon receipt of electronic confirmation of transmission by the sender thereof.

         SECTION VII.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

         SECTION VII.6. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         SECTION VII.7. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION VII.8. Forum Selection and Consent to Jurisdiction. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY LENDER PARTY MAY BE BROUGHT AND MAINTAINED IN ANY UNITED STATES FEDERAL OR NEW YORK STATE COURTS SITTING IN THE CITY OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURTS SITTING IN THE CITY OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY OF THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, SUCH PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT.

         SECTION VII.9. Waiver of Jury Trial, etc. EACH LENDER PARTY AND EACH PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PLEDGOR. EACH PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT ENTERING INTO THIS PLEDGE AGREEMENT. IN NO EVENT SHALL ANY LENDER PARTY BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective authorized officers thereunto duly authorized as of the day and year first above written.


                                        ATLANTIC GUEST, INC.


                                        By:/s/ Alan L. Rivera
                                           -------------------------------------
                                           Title:


                                        KCLLC HOLDINGS, INC.



                                        By:/s/ Alan L. Rivera
                                           -------------------------------------
                                           Title:


                                        ACME ELECTRIC CORPORATION



                                        By:/s/ Alan L. Rivera
                                           -------------------------------------
                                           Title:


                                        FIRST UNION NATIONAL BANK,
                                          as Administrative Agent


                                        By:/s/ Robert Brown
                                           -------------------------------------
                                           Title:

                                                                    ATTACHMENT 1

Item A.  Pledged Interests:
-------  ------------------


                                                                            Common Stock
                                            -----------------------------------------------------------------------------
                Pledged                           Authorized                Outstanding                % of Shares
            Interest Issuer                         Shares                     Shares                    Pledged
----------------------------------------    -----------------------------------------------------------------------------
VFC Acquisition Company, Inc.                        3,000                      1,000                       100%
----------------------------------------    -----------------------------------------------------------------------------
Acme-URDC, Inc.                                     50,000                        100                       100%
----------------------------------------    -----------------------------------------------------------------------------
Acme Electric Mexico Holdings I, Inc.                1,000                        100                       100%
----------------------------------------    -----------------------------------------------------------------------------
Acme Electric Mexico Holdings II, Inc.               1,000                        100                       100%
----------------------------------------    -----------------------------------------------------------------------------

                                                                        Membership Interests
                                            -----------------------------------------------------------------------------
                Pledged                                          % of Membership Interests Pledged
            Interest Issuer
----------------------------------------    -----------------------------------------------------------------------------
Guest Building, LLC                                                             100%
---------------------------------------- -- -----------------------------------------------------------------------------


Item B. Location of Records Concerning Capital Securities that Are Not
        Securities:
----------------------------------------------------------------------

None.